Exhibit 99.3

Sep. 2026 Leading the Future of America's Embodied AI Ecosystem 12 Years of Automotive Manufacturing Excellence, Now Powering Robotics. FF EAI Robot World FF EAI Robotics Ecosystem Inc.

Forward Looking Statements This presentation, including any investor materials or other document of which it forms a part (this "Communication"), contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws, regarding AIxCrypto Holdings, Inc. ("AIxCrypto," the "Company," "us," "our," or "we") and our industry. All statements, whether written or oral, other than statements of historical fact, including any financial projections and any statements regarding future events, our strategy, our transition to robotics operations, our plans for RoboShare, our digital asset disposition plans, the proposed acquisition of the FF EAI Robotics business, the projections referenced in this communication, our name and ticker change, any related financing, and the anticipated benefits and timing of the foregoing, our objectives, expectations, or anticipated actions or results, are forward-looking statements. You can often identify forward-looking statements by words such as "may," "might," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," "likely," or "continue," or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward- looking. These statements reflect our current expectations and projections about future events as of the date of this Communication and are necessarily based on estimates and assumptions that, while considered reasonable by management, are inherently uncertain. AIxCrypto can give no assurance that such forward-looking statements or financial projections will prove to be correct. Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous risks and uncertainties, both general and specific, including, but not limited to: The proposed transaction. The term sheet is non-binding and may not result in definitive agreements; the proposed transaction may not be approved by the Special Committee, the Board or applicable regulators, and may not be completed on the terms described or at all; the conditions to closing and the parties' ability to satisfy them; the timing of the transaction and the costs of pursuing it; the issuance of a substantial number of shares as consideration and the resulting dilution; the proposed special stock dividend and our ability to declare and pay it; the fact that the counterparty is our controlling stockholder and the conflicts of interest inherent in the transaction; our dependence on the counterparty for transition, supply and support following any closing; the scope and enforceability of the proposed non-competition and governance arrangements; the consequences of the transaction under Nasdaq listing rules, including the possibility that we must satisfy initial listing requirements in connection with a change of control or change in the nature of our business; our ability to integrate and operate the acquired business; and the risk that the acquired business performs differently than anticipated. Projections. The projections referenced in this communication were prepared by FFAI management for the FF EAI Robotics business on a standalone basis and do not reflect our existing business, transaction-related expenses or the combined company. We have not independently verified them or adopted them as guidance. They were not prepared with a view toward public disclosure or toward compliance with the published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding prospective financial information, and no independent registered public accounting firm has examined, compiled or performed any procedures with respect to them, and none expresses an opinion or any other form of assurance with respect to them. The projections reflect estimates and assumptions that are inherently uncertain and subject to change, including through due diligence and the review of our special committee and its financial advisor. Actual results are likely to differ, and may differ materially. Liquidity, capital and going concern. Our limited cash and liquidity position and our history of operating losses and negative operating cash flow; substantial doubt regarding our ability to continue as a going concern, as described in our periodic reports; our need to obtain additional financing on acceptable terms or at all, and the substantial dilution to existing stockholders that additional financing may cause .including any financing completed in connection with the proposed transaction, which may not be completed or may be on less favorable terms than anticipated; our ability to fund operations pending and following the disposition of our digital asset positions; and our ability to satisfy the continued listing requirements of The Nasdaq Stock Market, including stockholders' equity, minimum bid price and other applicable standards. Our strategic transition and the disposition of digital assets. Risks associated with a fundamental shift in our business strategy and the redeployment of resources from a digital asset treasury strategy to robotics operations; our ability to execute the disposition of our digital asset positions in an orderly manner and on acceptable terms; the risk that amounts realized on disposition are materially less than carrying value as a result of price volatility, market depth, execution timing, custody or transfer constraints, or other limitations; tax, accounting and regulatory consequences of the dispositions; the continued volatility and regulatory uncertainty associated with digital assets and cryptocurrencies during the wind-down period; the concentration of a substantial portion of our assets in a single equity investment, including an investment in a related party, and the illiquidity, valuation uncertainty, holding-period and transfer restrictions associated with that investment; and risks arising from our relationships and agreements with related parties and significant stockholders. Our robotics operations business. Our limited operating history in robotics operations and commercialization and the absence of a meaningful revenue history; the early stage of RoboShare and the risk that customer demand, repeat demand, pricing, utilization or unit economics do not develop as anticipated; our dependence on a small number of customers, on a single initial geographic market, and on individual events or engagements, and the risk that the loss of, or a change in the terms of, any such relationship has a disproportionate effect; our dependence on third-party robot owners, operators, suppliers, original equipment manufacturers and local partners, and on their willingness to make robots available on our platform; risks relating to the availability, cost, quality, maintenance, transport, insurance and technological obsolescence of robots and related equipment, and to supply chains, tariffs and trade measures affecting them; and our ability to expand into additional markets and to attract and retain participants on both sides of our marketplace. Operations, safety and liability. Risks of property damage, personal injury or death arising from the operation of humanoid robots, quadrupeds and other autonomous or semi-autonomous machines in proximity to performers, employees, guests and the public, including at live events and in uncontrolled environments; product liability, premises liability, negligence and related claims and the adequacy, scope, availability and cost of our insurance coverage and of contractual indemnities from customers, owners and suppliers; the allocation of responsibility among us, robot owners, venues, event producers and customers; permitting, licensing, occupational safety and event-specific regulatory requirements; and the reputational consequences of any safety incident. Technology, data and intellectual property. Systems, network, telecommunications or service disruptions, failures, defects or cyber-attacks; the performance, reliability and autonomy limitations of robotic systems and of the software, models and networks that support them; our collection, use, storage, transmission and protection of personal information, including images and any biometric or biometric-adjacent data captured in the course of robot deployments, and evolving privacy, biometric and artificial intelligence laws and regulations across the jurisdictions in which we operate or intend to operate; our ability to obtain, maintain, protect and enforce our intellectual property rights and to defend against third-party claims of infringement or misappropriation; and our reliance on third-party technology, platforms and licenses. Legal, regulatory and general. The regulated industries and jurisdictions in which we operate; current or future laws or regulations and new interpretations of existing laws or regulations, including those applicable to digital assets, robotics, autonomous systems, consumer protection, advertising and endorsements; the risk that our marketplace arrangements, or the manner in which they are described, are characterized differently than we intend by regulators or courts; the failure of counterparties to perform their contractual obligations; litigation, regulatory inquiries, investigations and enforcement actions, and their costs and outcomes; business, economic, market and capital-market conditions; competition in our industry; changes in market demand for, and the pricing of, our products and services; our ability to define, design and release new products and services in a timely manner that meet customer needs; our ability to attract, retain and motivate qualified personnel, including key management; our ability to manage our growth and our transition; and our ability to maintain effective internal control over financial reporting and disclosure controls and procedures. This list of factors is not exhaustive. Additional risks and uncertainties are described more fully in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Reports on Form 10-Q, and our subsequent filings, which are available on the SEC's website at www.sec.gov. Investors are urged to review the liquidity, capital resources and going concern disclosures contained in those reports. The forward-looking statements in this Communication speak only as of the date hereof. Except as required by law, neither AIxCrypto nor any other person undertakes any obligation to update or revise any forward-looking statement or financial projection set out herein, whether as a result of new information, future events or otherwise. This Communication is provided for informational purposes only, does not constitute an offer to sell or the solicitation of an offer to buy any security, and does not constitute investment, tax or legal advice or any investment recommendation, and does not take into account the investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in whole or in part, at any time, and undertakes no obligation to notify any recipient thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. This caution is made under, and these forward-looking statements are intended to be covered by, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

AGENDA

Contents

01	Company overview & investment highlights	**An EAI and physical AI company applying 12 years of automotive expertise to robotics, just before value is unlocked**
02	Four-Core Full-Stack AI Ecosystem —— A unique source of competitive advantage in the industry	**FFR's core business model, powered by the Ecosystem Evolution Flywheel** — The Four-Core Full-Stack AI Ecosystem evolution flywheel — Product and technology innovations and distinctive advantages — Business performance across the four cores and next steps
03	One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities —— Core competitive advantages that set FFR apart from Tesla	**Core competitiveness grounded in natural evolution**
04	User acquisition: channels × use cases × open ecosystem —— Accelerating global expansion	**A distinctive, highly competitive approach to building the user ecosystem**
05	Built in USA + information security —— Strengthening U.S. companies' global industry competitiveness and brand credibility	**Policy support and manufacturing expertise create a strong competitive advantage.** — FCC and ICTS policy tailwinds create a competitive moat for FF Robotics — 12 years of technology development position FF among the first to deliver robots at scale
06	Financial projections & valuation benchmarking	**Monthly sales hitting successive record highs in 2026; Quarterly operating cash flow projected to turn positive in Q3 2028**
07	Appendix	**Agility analysis**

01 FFR Overview: An Embodied AI Company, 12 Years of Automotive Capabilities Powering Robotics

The first U.S. EAI robotics OEM to deliver humanoid and bionic robots, and No. 1 in shipments up to date

■ Company profile

FFR is a U.S. Embodied AI (EAI) robotics OEM building a Four-Core Full-Stack AI Ecosystem across, EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, EAI Data Factory. And It is the first U.S. company to deliver both humanoid and bionic robots, advancing the robotics industry's growth.

Four-Core Full-Stack AI Ecosystem

The only company in North America with an initial Four-Core Full-Stack AI Ecosystem, serving education, industry, security and commercial services. The delivery, data collection, brain evolution, capability improvement and deployment cycle supports commercialization at scale.

One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities

- One intelligent brain powers multiple robot form factors.
- Multiple robot form factors serve diverse use cases.

12 years of automotive expertise

FFR applies FF's 12 years of U.S. R&D, AI software, supply chain, manufacturing, quality, compliance, delivery and user operations to robotics. FFAI Group has invested approximately $4B, with 50% allocated to R&D.

Built in USA program: building U.S. robotics manufacturing capabilities

- U.S. assembly, with FF's own factory opening in 2026
- Hanford manufacturing facility
- First EAI robot off the U.S. line in February 2027

Five-year targets

- Top 3 among U.S. companies in global EAI device sales
- Top 3 in industry ecosystem revenue

12 Years · Invested	Today · Achieved	2026E · Target	2027E · Target	2028E · Target
~$4.0B	**550+ units**	**$7.1M · 2,001 units**	**$45.2M · 7,400 units**	**Q3 Operation CF Positive**
Automotive-grade R&D / manufacturing / supply-chain system (50% R&D)	#1 in U.S. cumulative shipments · positive unit gross margin	Full-year revenue and shipment targets	Full-year revenue and shipment targets; first in-house line EAI robot in Feb 2027	Operating cash flow positive for the quarter · ~$150M to reach breakeven

Note: 2026E–2028E figures are forward-looking targets based on the company's business plan, not performance commitments. Actual results may differ.

01 Management Team: Deep EAI Industry Experience & FFAI Group Empowerment FF Robotics & FFAI Management Team YT Jia FFAI Founder & CEO Background • EAI ecosystem builder • Founder of LeEco ecosystem and FFAI • 26 years of industry experience Jerry Wang FFAI Executive Chairman AIXC CEO Background • FFAI founding team member, 2014–2026 (12 years) Andrew Grossman Head of Legal Background • Led legal, governance and strategy at AIxCrypto Holdings (incl. robotics business and corporate transformation) • Former General Counsel of Neon Machine • 20+ years as partner at WilmerHale and Paul Hastings (M&A, capital markets, technology & IP) Chris Chen FFR SVP, Business Development, Growth & Revenue Background • 20+ years in the automotive, technology and AI industries • Leads commercialization of the "Four Core Full Stack" strategy and Physical AI ecosystem building Terry Wang FFR SVP, Strategy, Business & Operations, Compliance & Risk Control Background • 20 years of strategic planning and operations experience at internet and EV companies • Former General Manager of LeEco PMO Hong Rao Head of EAI Brain & EAI R&D Background • Former VP of Connected Vehicle, Autonomous Driving & AI at FF • CTO of Borqs • Senior Director of Mobile Software Engineering at Motorola Aaron Ma Head of Industrial Productivity Solutions & Data Factory Background • 20+ years of automotive and smart device R&D experience • Former Head of Automotive R&D and VP of IAI Software R&D at FF • Previously at LeEco and Meizu Yongqiang Yang Head of Open Source & Developer Platform Background • 25 years of technology management and industry experience • CTO of LeTV • Co-founder and Chairman of LeCloud; pioneer of China's cloud video industry • Built China's first smart TV app store and open platform; multiple Chinese and U.S. patents Jim Gao Head of Device, Product & PLE Background • 15 years of product R&D in internet, consumer electronics and EVs • Held roles at Sina, iQIYI, LeTV and LeTV US • Led multiple products from 0 to 1, with user bases exceeding 100 million Jay Sheng AIXC President & CFO Background • 16+ years of cross-border management in Europe and the U.S.; operations and board governance expertise • Former GM of AVIC Beiqi North America and Acting GM of Europe • Former Independent Director & Audit Committee Chair at FF; INED & Audit Committee Chair at AIXC Max Ma Head of Supply Chain Background • Regional Key Account Manager, Mercedes-Benz Technology • Business Unit Manager, Altran Koti Meka FFAI CFO Background • Cost optimization, product development finance and corporate finance at Ford • 22 years of industry experience Todd Harrington FFAI General Counsel Background • 20+ years of legal leadership experience • General Counsel at several technology companies before joining FFAI • J.D., Loyola Law School; B.S. EE, CSU Long Beach; admitted in California and before the USPTO Tin Mok Head of Middle East Background • 15+ years of senior management in global consumer electronics • Part of FF's early founding team Jason Song Head of China Background • Co-founder and President of SiTech Electric Vehicle • Former VP of Strategic Cooperation at FF; led establishment of FF's China HQ in Huanggang, Hubei

01 Investment Highlights: The Entry Point Before Value Is Unlocked An opportunity to own a stake in a potential top-three robotics ecosystem among U.S. Nasdaq-listed companies, supported by strategic, business and capital-markets advantages 01 Strategic advantages Built in USA Twelve years of automotive-grade capabilities position FFR among the first companies to deliver robots at scale. 02 Business advantages No. 1 in device shipments · 550+ units Cumulative shipments through August 2026; the first U.S. company to deliver humanoid and bionic robots, the leading U.S. robotics OEM by shipments, and No. 1 in device sales. The first U.S. EAI robotics education industry solution A profitable, closed-loop Data Factory business 03 Capital-markets advantages Investment scarcity Nasdaq offers few pure-play robotics investments. FFR is currently the only humanoid and bionic robotics company among them delivering at scale with positive contribution margin per unit. Value not yet unlocked A substantial portion of the robotics business's value remains unrecognized. Important Notice: This material is intended solely for certain eligible investors and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any offering will be made only through definitive transaction documents and solely to eligible investors under applicable exemptions from U.S. securities laws. The securities have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption. The timelines, transaction structure, valuation and listing arrangements herein are preliminary estimates and forward-looking statements, subject to market conditions, due diligence, board and shareholder approvals, and SEC, Nasdaq and other regulatory reviews. Actual outcomes may differ materially; no commitment or guarantee is made. Neither the SEC nor any state securities regulator has approved or disapproved the securities or determined the accuracy or completeness of this material. Investment involves substantial risks, including limited liquidity and loss of principal. Investors should consult their own legal, tax and financial advisers. North America's only "four-core" ecosystem EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory evolve through a continuous delivery, data collection, brain evolution, capability improvement and deployment cycle. One brain already covers the complete Robot World RoboShare (RaaS) lowers the adoption barrier, drives scaled deployment, and generates recurring service and asset-operating revenue. One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities One intelligent brain powers multiple robot form factors; multiple robot form factors serve diverse use cases.

02 Four-Core Full-Stack AI Ecosystem: FFR's Ecosystem Evolution Flywheel ■Four-Core Full-Stack AI Ecosystem FFR's robotics business model combines EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory. Each core operates independently while reinforcing the others through a flywheel that maximizes business value. ■Internal flywheel Data and capabilities circulate across the four cores: more devices → more data → a stronger brain → more deployments → more sales. ■External flywheel Opening all four cores builds a developer ecosystem around a reciprocal customer– supplier model. Partners buy FFR devices to develop skills, solutions and components. FFR purchases and integrates their capabilities, expanding the ecosystem and increasing device sales. Four-Core Full- Stack AI Robotics Ecosystem EAI Devices EAI Data Factory EAI Brain Developer Platform Industry Productivity Solutions Open device ecosystem FFR and partner brands serve the broader market Brain licensing and an open-source developer platform License EAI Brain capabilities to partners and attract developers Open Data Factory Data sales and training services for data collection and large language model companies Open Industry Productivity Solutions Open to solution providers and system integrators

02 Four-Core Full-Stack AI Ecosystem: Business Progress

01 EAI Brain & Developer Platform

100% deployment

100 skills / 200 developers


Developer
Open Source
Brain
Skill
Platform

- Simulation motion-tracking success rate validates cross-form-factor compatibility
- Core stack: AI interaction, VLA, manipulation and WBC
- VLA fine-tuning on NVIDIA GR00T; SONIC advances WBC
- Commercialization framework established: Soul Framework / Brain Blocks / SDK

02 EAI Devices

550+ units



- Cumulative shipments with positive contribution margin per unit
- 2026 target: 2,001 units; ~130,000 units over five years
- Focus on education, industry, security and inspection

03 Industry Productivity Solutions

Year-end 2026



Across education, industry, security and commercial services, translate EAI capabilities into repeatable, deployable and scalable industry productivity solutions.

04 EAI Data Factory

2,100 hrs/month (Aug. 2026) → 20,000 hrs/month (year-end 2026)



- Integrated collection → training → evaluation → deployment → continual learning cycle
- 50,000 hours of real-world data targeted for the year, building a lasting competitive advantage
- Data business revenue exceeds $400,000

02 Four-Core Full-Stack AI Ecosystem: EAI Brain & Developer Platform

Key takeaway The EAI Brain is FFR's proprietary software stack, with a four-layer architecture spanning skill applications to system support. Built on the NVIDIA ecosystem, it serves general users and professional developers through an open-source, open platform.

EAI Brain · proprietary intelligence	Open source and open platform	Users
L1 Skill application layer →	Skill application layer (open ecosystem) →	General users & developers
L2 Understanding · orchestration · execution layer →	Open-source platform →	Professional developers
L3 System support layer →	Aggregation architecture →	Professional developers

↑ Built on the NVIDIA ecosystem · Isaac / GPU compute / simulation

Demonstrated core capabilities



Perception & 3D scanning
High-precision point-cloud mapping and environment understanding



Motion capture · simulation · S2R
Motion capture → retargeting → simulation training → real-robot policies



Integrated security & inspection solution
Visible-light / thermal multimodal inspection with centralized control



Whole-body control (WBC)
Coordinated whole-body control and real-time gait generation

02 Developer Platform: An Open Ecosystem Accelerating Deployment

01

Brain Blocks programming

Block-based programming platform · Full path from Blocks to ROS 2 · No-code deployment across robot models · Natural-language Vibe Coding

02

EAI Souls engine

A robot "soul" and personality engine · Customizable character, voice and knowledge bases · More personalized companionship

03

Create Studio (beta)

Video-to-motion creation tool · Upload a video to generate robot movements · Enables students and creators to produce robot content

04

SDK / API development kit

Local tools for professional developers · Pre-deployment simulation testing · One-click deployment to physical robots

05

Developer portal

A unified developer portal · For young developers, educators, creators, engineers and researchers · Develop, test, publish and manage Agent Skills end to end

06

Youth skills store

A marketplace for student-created Agent Skills · Students publish projects and build portfolios · Peers and teachers discover, test and share


EAI SOUL STUDIO
MY EAI SOULS
AI voice personas for your EAI robot
TrumpBot
Micky Mouse
Robot found nearby
PAIR


EAI SOUL STUDIO
Micky Mouse
Personality
Voice
Knowledge
Skills


Nanquan Martial Arts
Wing Chun Form
Tai Chi Flow
Lion Dance
Joyful Dance
Karaoke Performance
Heart Gesture
Rhythm Groove

02 Four-Core Full-Stack AI Ecosystem: EAI Devices Three form factors, five series, 11 models: humanoids, quadrupeds and mobile manipulators Humanoid Futurist Flagship full-size humanoid 51 DOF · 172 cm/55 kg · Thor platform · 3D LiDAR · Education/research/industrial training From $89,900 Master Mid-size athletic humanoid 131 cm/39 kg · 31 DOF · Orin platform · 50+ languages/30+ expressions · Guided tours and shows From $29,990 Master Mini Compact humanoid 100 cm/20 kg · Pro/Ultra From $9,990 Nova Entry-level miniature humanoid Under 50 cm · Home companionship Pricing TBA Quadruped Navi Foundational learning quadruped 8 kg weight · 3D-printed/DIY · Visual programming · STEM education/home companionship $1,990 Aegis Professional quadruped 10 kg payload · Quadruped or four-wheel · 30° slope/35 cm obstacle · 5.5 m/s · Education/security & inspection From $3,990 Aegis Ultra-W Lightweight professional wheel-legged quadruped ~22 kg · 5.5 m/s · 65 cm obstacle · Security/companionship From $12,990 Aegis Mega A Mid-size industrial wheel-legged quadruped 50 kg payload · 25 cm steps/80 cm obstacle · Security/inspection $74,990 Aegis Mega D Mid-size industrial wheel-legged quadruped Dual hot-swap batteries, 5 h · Multi-payload modules $74,990 Aegis Hyper Large industrial quadruped All-weather · Thermal imaging/gas detection/3D scanning $137,900 Mobile manipulator Faber Mobile manipulator 5 kg payload per arm · 7 DOF · Height-adjustable body · 2 m/s · Dual LiDAR · Thor computing · Autonomous charging — production, sorting and data capture Contact sales for pricing One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities — the broadest EAI device portfolio by form factor in the U.S. market, spanning education, industrial application, security & inspection, and entertainment.

Education A learning platform for K–12 and research All six series & Navi Industry Manufacturing, logistics and material handling Security / inspection Patrol, monitoring and industrial inspection Faber Aegis Commercial services Reception, guided tours, entertainment and services All six series Four-Core Full-Stack AI Ecosystem: Industry Productivity Solutions & Developer Platform — Four Core Use Cases

Proprietary Data OS · Centralized + decentralized · Four data types · High-margin revenue with repeat purchases Business model — centralized + decentralized Centralized data factory 1,000 m² · 50+ devices · 6 real-world environments 01 Simulation + egocentric capture Proprietary full-stack software; high-quality foundation-model training data 02 Egocentric data capture Real-world capture at LA HQ; first supermarket-shelf environment deployed 03 Teleoperation data Motion-data commercialization underway; first order signed in May 2026 Decentralized data factory Accessible distributed collection · Real-world feedback loop 01 Integrated with EAI Devices Every deployed device feeds data back to the brain 02 First autonomous collection robot First humanoid for autonomous data collection delivered Technology — four data types → one pipeline ▸Human video First- and third-person multimodal capture → manipulation trajectories ▸Teleoperation Centralized factory; 50+ devices across 6 environments → motion data ▸Autonomous operation Decentralized real-world operations → continuous feedback ▸Simulation Isaac Sim / MuJoCo; long-tail and high-risk scenarios → synthetic trajectories Output: standardized LeRobot trajectories; cross-form-factor compatibility Post-processing pipeline ① Preprocessing and alignment Multimodal time alignment · denoising · sequence segmentation · sensor calibration ② Extraction and retargeting Skeleton/keypoint extraction · Retargeting · Motion label generation ③ Annotation, cleaning and validation Automated annotation · human QA · model-based validation · dataset construction Data platform and revenue milestones ▸Data marketplace On-demand search across four data types for external buyers ▸Decentralized contributors Crowdsourced collection · privacy · incentives ▸Annotation and orchestration Scaled annotation · quality control · workflow orchestration ▸Quality dashboard KPI monitoring · Dataset versioning · Compliance governance ▸Infrastructure Centralized factory + decentralized network + Isaac Sim / MuJoCo; data lake and training compute Three commercial milestones — August 2026 01 First sales order EAI Data Factory signs its first sales order - concept turns into revenue. Data business revenue exceeds $400,000. 02 End-to-end commercial validation Data monetization validated: collection → processing → delivery → revenue. 03 Accelerating the flywheel Device → data → brain flywheel now self-reinforcing "Data is no longer just a cost. It generates revenue with clear pricing, high margins and repeat purchases." The EAI Data Factory closes the loop: proprietary Data OS · real-world collection · AI-driven pipeline · scalable, high-margin data revenue. 02 Four-Core Full-Stack AI Ecosystem: EAI Data Factory

03 One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities: Robot World

Futurist



Full-size professional humanoid for industrial and professional applications.

Master



Mid-size athletic humanoid for competition, education and companionship.

Master Mini



Compact humanoid for education, research and competition.

Nova



Entry-level humanoid to start your embodied AI learning journey.

Faber



Mobile manipulator for industrial automation and commercial services.

Aegis



Professional EAI quadruped for inspection and industry applications.

Navi



A Foundational AI learning quadruped for the next generation of AI developers.

Aegis Ultra-W



Pro lightweight wheel-legged quadruped for security patrol and home companionship.

Aegis Mega A



Mid-size industrial wheeled-legged quadruped with 50 kg payload for complex-terrain operations.

Aegis Mega D



Mid-size industrial wheel-legged quadruped with a single-chassis, multi-payload module design.

Aegis Hyper



Large industrial quadruped for all-weather autonomous inspection.

03 One Brain, Multiple Forms vs. One Form, Multiple Capabilities: FFR vs. Tesla/Figure

FFR's "One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities" approach underpins a platform-based EAI ecosystem, with advantages across form-factor coverage, use-case adaptability, and ecosystem openness. Tesla/Figure focus on a single humanoid form factor, with an emphasis on production at scale.

FFR: One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities

Form factors: N+

One unified EAI Brain powers multiple robot form factors.

FFR Brain
Unified Embodied AI

- **Humanoid robots**
- **Quadruped robots**
- **Mobile manipulators**

Tesla Optimus/Figure 03: One Form, Multiple Capabilities

Form factors: 1

A single general-purpose humanoid, designed for production at scale

Optimus/Figure 03 Brain
Optimized for a Single Form Factor

Humanoid Robot
Optimus (the only device)

New form factors require additional hardware development



Capabilities by approach
Form-factor coverage
Use-case adaptability
Data diversity
Ecosystem openness
Capability depth within a single form factor
Production at scale
FFR
Tesla Optimus

- **Platform vs. single product:** A unified EAI Brain powers humanoid, quadruped and other robot form factors. New form factors reuse the same brain at low incremental development cost. Tesla's capabilities are constrained by its single humanoid form factor.
- **Multiple forms, multiple capabilities:** Multiple robot form factors improve adaptability across use cases and data collection efficiency. A single form factor draws on a comparatively limited range of real-world data sources.
- **Ecosystem openness:** FFR offers open-source solutions and a developer platform, attracting third parties to help build the ecosystem. Tesla's development is proprietary and closed, with strengths in production at scale but more limited external ecosystem participation.

04 Customer Acquisition: Channels × Use Cases × Open Ecosystem Sales channels, four core use cases and an open ecosystem jointly accelerate customer acquisition and global expansion ①Sales channels: reach and convert customers through 5+1+1 FF PAR B2B PAR partners / integrators and equity participation B2B sales B2B Direct enterprise sales; solutions and ROI Marcom B2C Livestream commerce and demand generation Community B2C Community and word-of- mouth conversion E-commerce B2C Direct website and e- commerce sales M³ Across all channels Mentor-Mentee ecosystem RoboShare RaaS rental Online rental delivering immediate value ②Four core use cases: reach and adoption ③Open partnerships: joint development Education A learning platform from K–12 to research All six series & Navi Security / inspection Patrol, monitoring and industrial inspection Aegis Industrial Applications Manufacturing, logistics and material handling Faber Commercial services Shows, interaction and commercial performances All six series User acquisition Industry productivity solutions Solutions for vertical industry use cases Developer Platform 1+6+N ecosystem Data Data asset operations Services Delivery and maintenance 5+1+1 sales channels × four core use cases × open ecosystem = three models working together to drive customer growth

Management views the new policy as supporting U.S. EAI robotics rather than eliminating the category: a place-of-production standard excludes foreign-made finished robots and encourages domestic manufacturing. For FFR, this is a policy-driven reshaping of the landscape — with FFR on the benefiting side. Policy interpretation Core rationale: block foreign-made products, not the industry Current: finished robots blocked — the test is production location Products failing the "domestic end product" standard cannot obtain FCC authorization for import, marketing or sale — the test is production location, not nationality. Pending: components tighten in stages; U.S. assembly is the runway Component policy is expected to tighten in stages; "imported components + U.S. final assembly" provides a transition runway — early movers hold the advantage. Outlook: ICTS likely extends to robotics — a second layer atop FCC ICTS is likely to extend to robotics, adding foreign-adversary thresholds on top of the FCC's production-location test — a dual layer of constraints. Net effect: products blocked, regulation layering — U.S. entry barriers keep rising Regulation-driven competitive advantages for FFR 1.1 Compliance and localization hurdles deter new entrants 1.2 Overseas EAI players face rising regulatory uncertainty 1.3 FFR's U.S. platform gains supplier choice and pricing power 1.4 Scarcer compliant supply strengthens FFR's channel position 1.5 Compliant U.S. supply is scarce — FFR is the long-term partner 1.6 While rivals stall, FFR compounds channels, scenarios and data U.S. entry for Chinese supply-chain partners: the policy encourages U.S. component manufacturing; FF's bridge model offers partners a compliant entry route. If components also tighten? Phased buffers + multi-sourcing + priority localization of high- value parts + in-house Faber production. A blanket ban would contradict reshoring goals and hurt the whole industry — considered unlikely. Risk Disclosure: this slide includes policy interpretations and forward-looking estimates (component tightening pace; ICTS extension to robotics); neither is guaranteed. Formal component cost determinations, Conditional Approval and ICTS compliance assessments should be verified by trade / FCC counsel. Sources: FCC DA 26-786 (Jul. 28, 2026) · 48 CFR §25.101(a) · BIS Connected Vehicle ICTS Final Rule. Protecting U.S. companies and industrial competitiveness. A blanket ban is unlikely — it would equally harm Tesla Optimus, Figure and FF, contrary to Washington's intent. The rules block "foreign-made finished products" and support "Built in USA." 05 Built in USA + Information Security: FFR's FCC & ICTS Competitive Moat

Built in USA roadmap: factory opening in 2026, first new product in February 2027 Phase 1 Core capabilities · through July 2026 Initial development of three cores: 1. EAI Brain and Developer Platform 2. Industry Productivity Solutions 3. EAI Data Factory U.S. manufacturing site assessment and planning underway, including Hanford. During 2026 Robotics factory begins operations Phase 2 Assembled in USA · 2026.8 – 2027.2 Accelerate U.S. assembly of EAI devices and related components. Robotics factory opens in 2026, with the first new EAI device off the line in February 2027. February 2027 First new EAI device off the line Phase 3 Complete "Built in USA" · target Q4 2028 U.S. manufacturing of EAI devices, related components and key components that advance the industry. 3–5 Models / year New models launched and manufactured in the U.S. annually 05 Built in USA: 12 Years of Technology Development Position FFR Among the First to Deliver at Scale

06 Financials & Valuation: Monthly Sales at Record Highs in 2026; Quarterly Operating Cash Flow Turns Positive in Q3 2028

Actual shipments (monthly) → 5-year plan (annual): Units (bars) × Gross margin (line) + Revenue

ACTUAL **2026 monthly shipments (units)**



22
46
69
105
152
158
Mar
Apr
May
Jun
Jul
Aug

552 units

Mar–Aug cumulative · new high every month

Actual financials	Revenue	GM
4Q25A	$0	n/a*
1H26A	$1.14M	31%

PLAN **5-year plan: units, gross margin & revenue**

Revenue CAGR

~250%



10%
31%
44%
49%
54%
Gross margin (line)
Units (bars)

	2026E	2027E	2028E	2029E	2030E
Revenue ($M)	7.1	45.2	258.9	604.7	1,064.2
Units	2,001	7,400	24,125	40,250	60,000
Gross margin	10%	31%	44%	49%	54%

134K units
5-yr cumulative units (2026E–2030E)

150×
Revenue growth 2026E → 2030E

$1.06B
2030E revenue

+$361M
2030E EBITDA

Q3 2028
Quarterly operating cash flow turns positive

GM 10% → 54%: entry-level education models first (positive unit margin) → richer product mix, ecosystem & software reaching 49% of revenue → growing recurring revenue per installed robot + scale cost-down and capacity ramp

** No revenue in 4Q25 (opex $0.90M), so no GM. Actuals from the Robotics Business carve-out combined financial statements (as of 6/30/2026, unaudited); no quarterly split, hence 4Q25 and 1H26 shown. Monthly shipments per internal data.*

PROPRIETARY AND CONFIDENTIAL

Revenue grows 150x in five years, with ecosystem and software reaching 49% Revenue mix · device sales × ecosystem and software ($M) EBITDA turns positive in 2028, reaching +$361M in 2030E; gross margin rises from 10% to 54% EBITDA and Net Income ($M) Peak cumulative funding need of ~$150M (Q3 2028); five-year CapEx of $98M Cumulative funding need · operating basis, before financing ($M) Quarterly operating cash flow turns positive in Q3 2028; FY2028 reaches +$1.8M Quarterly operating cash flow · Q1 2027 – Q4 2028 ($M) 06 Financial Projections: Five-Year Financial Overview

06 Valuation Benchmarking: FF Robotics at $200M vs. Peers 2027E P/S = market cap ÷ 2027E consensus revenue (FactSet / Capital IQ) · U.S. split into "Specialized Robotics" and "Embodied AI Robotics" Greater China listings · embodied AI / collaborative robots + FFR Unitree Mkt cap $32.9B · 27E revenue $791M · STAR Market 2026 41.6x Dobot Mkt cap $1.2B · 27E revenue $161M · HKEX 2024 7.6X · mkt cap $1.2B UBTech Mkt cap $5.1B · 27E revenue $901M · HKEX 2023 5.6X · mkt cap $5.1B FF Robotics $200M ÷ BP FY27E $45M 4.4x · Entry $0.2B Regional median 7.6x — FFR is below the median of all Greater China embodied AI peers Conclusion: FFR's 4.4x is below both peer-group medians; and in the U.S. market, the number of listed embodied AI robotics companies is 0 — Upon closing, FFR will be the first listed embodied AI robotics company in the U.S., commanding scarcity pricing. U.S. listings · embodied AI robotics (humanoid / quadruped) 0 There is currently no listed embodied AI robotics ecosystem company in the U.S. Upon closing, FFR becomes the first — at an entry multiple of just 4.4x (2027E P/S). U.S. listings · specialized robotics (warehousing / delivery / service / security) Symbotic Mkt cap $24.1B · 27E revenue $3,619M · Warehouse automation 6.7X · mkt cap $24.1B Serve Robotics Mkt cap $0.42B · 27E revenue $33M · Last-mile delivery 12.6X · mkt cap $0.42B Richtech Robotics Mkt cap $0.42B · 27E revenue $7M · Service robots 62.2x Micropolis AI Mkt cap $0.03B · 27E revenue $14M · Security 2.5X · mkt cap $0.03B Knightscope Mkt cap $0.03B · 27E revenue $39M · Security patrol 0.8X · mkt cap $0.03B Group median 6.7x / mean 17.0x — FFR's 4.4x remains below the group median Note: Market caps and 2027E revenue are FactSet / Capital IQ consensus and market data (snapshot as of 2026-09-05; to be refreshed before release). The two panels use different x-axis scales. FFR's multiple is based on the $200M contribution price ÷ BP v10.0 FY2027E revenue of $45M. Private references: Figure AI ~$39B, Apptronik >$5.5B, Agility $2.5B (SPAC listing in progress; no revenue forecast). Illustrative only; not an offer of securities. Mkt cap $32.9B Mkt cap $0.42B

06 U.S. Peer Benchmarking: Significant Growth Potential for FFR

		FFR One-Brain Multi-Form Robot World **The only investment combining deliveries, positive contribution margin and public-market liquidity**	**Agility Robotics** Single industrial humanoid: Digit	**Figure AI** Single general-purpose humanoid: Helix
① Strategy	**Product form factors**	**One Brain, Multiple Forms: 3 forms / 6 series / 25 models**	Single form factor: Digit (currently v4)	Single general-purpose humanoid
	Use cases	**Education, industry, security / inspection and commercial services**	Warehouse logistics	Logistics / manufacturing pilots
② Business	**Cumulative deliveries**	**550+ units; No. 1 in U.S. shipments**	Single-digit shipments; 9 pilot production lines	-
	Product status	**Volume deliveries underway; first unit off FFR's U.S. line in Feb. 2027**	v5 not yet in volume production (2026 launch planned)	Figure 03 in small batches
	Ecosystem revenue	**First Data Factory order: $400K, delivered and recognized**	$300M+ lease contracts with a related party; 453,000 warrants, released against milestones	-
③ Financials	**Latest revenue**	**$1.52M cumulative (independent third-party customers)**	FY2025: $1.78M (64% related-party)	-
	Margin / profit (actual)	**+30% positive contribution margin**	−151% gross margin ($2.7M gross loss)	-
	Cash burn	**~$150M cumulative funding to breakeven in 2028**	2025 cash uses: $102M; going-concern uncertainty	-
	Breakeven timing	**Q3 2028 (positive operating cash flow)**	Not disclosed	-
④ Capital	**Listing / transaction**	**Reverse merger: Q4 2026**	SPAC (Churchill XI): expected Q4 2026–Q1 2027	Private; no S-1 filed
	Valuation	**~$200M**	$2.5B pre-money (≈12.5× FFR)	$39B (≈195× FFR)
	2027E P/S	**4.4× (contribution valuation)**	No revenue guidance; ≥~25× at implied full order capacity	**-**
	Proposed financing	**$10–30M**	~$620M ($420M trust + $200M PIPE)	~$1.9B raised privately to date

Sources: Public filings and company investor materials: Agility Robotics Investor Presentation (June 24, 2026) and Form S-4 (FY2025 audited financials, Note 14); Figure AI's self-reported Financial Profile; FFR company data. Forward-looking figures are identified as in the sources. Illustrative only; not an offer of securities.
2027E P/S: FFR contribution valuation / BP FY2027E revenue of $45M; Figure self-reported 2027E revenue of $110M. Agility has no revenue forecast: ≥~25× is an implied lower bound using its order economics (1,000 units × ~$100K/unit/year), assuming all units are delivered and recognized for a full year. The actual multiple may be higher.

06 AIXC Cap Table Overview Source: AIXC Cap Table · Shares (USD) 21,108,884 Total Outstanding Common Stock Authorized 225,000,000 shares 579,518 Warrant Outstanding 601 Series A-2 Preferred Stock Authorized 15,000,000 shares 4,122 Series B Preferred Stock Authorized 15,000,000 shares Outstanding vs. Authorized Share Class Outstanding Authorized Utilization Common Stock 21,108,884 225,000,000 9.38% Warrants 579,518 — — Series A-2 Preferred 601 15,000,000 0.004% Series B Preferred 4,121.79 15,000,000 0.03% Unconverted Preferred → As-Converted Common Preferred Class Unconverted As-Converted Common Stock Series A-2 601 267,587 Series B 4,121.79 1,835,170 Total 4,722.79 2,102,757 Conversion price is $2.246 for both series (Stated Value $1,000/share). Already-converted preferred is excluded — its common shares are already reflected in the outstanding common stock balance. As Converted Total Outstanding Shares≈ 23,791,159 = Common Stock 21,108,884 (incl. historically converted preferred, not double-counted) + Warrants as exercised 579,518 + as-converted common from unconverted Series A-2/B 2,102,757.

Appendix Agility Robotics: $2.5B Valuation Prices In Long-Term Scale Business scale: still early-stage ■Current revenue Nearly pre-revenue; offering materials present cash uses without a separate revenue line ■2025 cash uses $102M (opex $111M = SG&A $37M + R&D $74M) ■Flagship product Digit v5 launch planned for 2026, before volume delivery; current deployments use v4 ■Commercial deployment 9 customer production lines; 65,000 cumulative operating hours ■Order backlog $300M+ (1,000 v5 units / 3-year RaaS / milestone-linked; not current revenue) ■Equity raised to date >$390M since inception Valuation: already elevated $2.5B pre-money equity value Implied valuation multiple (basis) Multiple Valuation / current revenue Pre-revenue; no material current revenue n.m. Valuation / $300M+ backlog Multi-year and milestone-linked, not annual revenue ~8x Valuation / ~$100M potential annual revenue 1,000 units × ~$100K/unit/year, assuming full delivery ~25x Valuation / $390M equity raised Step-up since inception ~6x Valuation / $102M cash uses in 2025 Current cash burn ~24x Share price: nearly doubled after announcement, then declined CCXI daily close, June 25–Sept. 11, 2026 ■Before announcement: near the ~$10 trust floor ■Peak: ~90% gain; intraday high of $19.69 ■Sept. 11: $12.41, down 35% from peak, still 24% above the floor Key takeaway The $2.5B valuation largely reflects a long-term 10,000+ unit deployment scenario, versus 9 deployments, minimal revenue and an unlaunched flagship today. Shares have fallen 35% from their closing peak but retain a ~24% premium to the trust floor, indicating continued demand for scarce publicly traded humanoid robotics investments. Sources: Agility Robotics Investor Presentation (June 24, 2026) and Form S-4. CCXI daily closing prices: stockanalysis.com, through Sept. 11, 2026. Illustrative only; not investment advice or an offer of securities. 6/24 merger announced Closing peak $19.10 (intraday $19.69) Mid-July S-4 filing (FY2025 financials) $12.41 (9/11) 35% below peak SPAC trust floor: $10.00 Jul Aug Sep

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